Exhibit 99.1

Business Update

Handout

March 2007

Forward-Looking Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect Edison International’s current expectations and projections about future events based on Edison International’s knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact. In this presentation and elsewhere, the words “expects,” “believes,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “probable,” “may,” “will,” “could,” “would,” “should,” and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements. Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to:

• the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

• the ability of Southern California Edison Company (SCE) to recover its costs in a timely manner from its customers through regulated rates;

• decisions and other actions by the California Public Utilities Commission (CPUC), the Federal Energy Regulatory Commission (FERC) and other regulatory authorities and delays in regulatory actions;

• market risks affecting SCE’s energy procurement activities;

• access to capital markets and the cost of capital;

• changes in interest rates, rates of inflation and foreign exchange rates;

• governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market;

• environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

• risks associated with operating nuclear and other power generating facilities, including operating risks, nuclear fuel storage, equipment failure, availability, heat rate, output, and availability and cost of spare parts and repairs;

• the availability of labor, equipment and materials;

• the ability to obtain sufficient insurance, including insurance relating to SCE’s nuclear facilities;

• effects of legal proceedings, changes in or interpretations of tax laws, rates or policies, and changes in accounting standards;

• the outcome of disputes with the Internal Revenue Service (IRS) and other tax authorities regarding tax positions taken by Edison International;

• supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which Edison Mission Group Inc.’s (EMG) generating units have access;

• the cost and availability of coal, natural gas, fuel oil, nuclear fuel, and associated transportation;

• the cost and availability of emission credits or allowances for emission credits;

• transmission congestion in and to each market area and the resulting differences in prices between delivery points;

• the ability to provide sufficient collateral in support of hedging activities and purchased power and fuel;

• the risk of counter-party default in hedging transactions or fuel contracts;

• the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities and technologies;

• the difficulty of predicting wholesale prices, transmission congestion, energy demand and other aspects of the complex and volatile markets in which EMG and its subsidiaries participate;

• general political, economic and business conditions;

• weather conditions, natural disasters and other unforeseen events; and

• changes in the fair value of investments and other assets.

Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International’s reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International’s business. Readers also should review future reports filed by Edison International with the Securities and Exchange Commission. The information contained in this presentation is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

1

Edison International - Value Drivers

EIX Integrated Platform

SCE Value Drivers

• Strong customer and load growth

• Tight system reserve margins keep focus on reliability

• Proposed $17 billion, 5-year capital investment plan1

• 52% - Expand and strengthen distribution system

• 25% - New transmission for system reliability and renewables

• 15% - San Onofre steam generators and other generation

• 7% - Advanced Metering Infrastructure (AMI)

• 1% - 5 Small Generation Units (“Peakers”)

• Strengthened regulatory framework

• 3-year forward rate-setting

• Cost of Capital

• Procurement cost recovery mechanisms

• Financial performance

• Earning assets growing at 12%+ annually over the next 5 years from 2006 - 2011

EMG Value Drivers

• Low-cost coal generation portfolio

• EBITDA about $1 billion annually2

• Strong operational and marketing/trading capabilities

• Focus on optimizing and stabilizing merchant margins

• Experienced/value-added trading capability

• Effective allocation of cash

• New generation investments

• Hedging collateral

• Debt reduction

• Phased environmental compliance

• Diversify and grow the generation portfolio

• Focus on development of non-coal projects with long-term contracts, regional diversity

• Renewables

• Thermal - Gas

• IGCC

1	Subject to timely receipt of permitting, licensing and regulatory approvals.
2	See appendix non-GAAP reconciliation. 2007 Adjusted EBITDA calculation based on the mid-point of the EMG guidance range.
2

Edison International – 2006 Financial Highlights

[Graphic Appears Here]

• Record high net income of approx. $1.2 billion or $3.58 per share vs. guidance of $3.19 per share

– Core1 earnings of $3.07 per share exceeded guidance of $2.91 per share

• EIX dividend increased by 7.4% to an annual rate of $1.16 per share

• Growth initiatives on plan for both SCE and EMG

– SCE invested $2.2 billion in capital projects in 2006

• Major transmission projects progressing

• Advanced Metering Infrastructure (AMI) deployment accelerated one year

– EMG advanced plans to diversify and grow its generation portfolio

• EMG significantly advanced development of renewable energy projects

• MOU with Illinois EPA provides much greater certainty for future state environmental regulations and flexibility to comply

• Maintained utility authorized equity return for 2007 at 11.6%

• Earnings guidance for 2007 affirmed at $3.05 - $3.451

1	See appendix for non-GAAP reconciliation.
3

System Growth

Reliability

Capital Investment

Regulatory Framework

Dependable Earnings

Southern California Edison (SCE)

4

SCE Value Driver – System Growth

System Growth → Reliability → Capital Investment → Regulatory Framework → Dependable Earnings

Strong Customer and Load Growth Keeps Statewide Focus on the Need to Expand and Strengthen the Utility Infrastructure



SCE Growth [1]
New Meter Connections
90,000
80,000
70,000
60,000
50,000
63,463
73,204
77,437
83,979
87,708
77,690
2002
2003
2004
2005
2006
2007 Forecast
Peak Demand
MW
26,000
22,000
18,000
14,000
10,000
18,821
20,136
20,762
21,934
22,889
23,703
2002
2003
2004
2005
2006
2007 Forecast

- SCE's service territory has
  - 4 of the 10 fastest growing counties in the nation [2]
  - 5 of the 25 fastest growing cities in the nation [3]
- New Meter Connections
  - Expect to be 77,690 in 2007
  - 385,791 meters added in the past 5 years
- Home remodeling and population growth in high-temperature regions contribute to growth
- Peak Demand
  - In July 2006 Peak Demand reached 22,889 MW
    - 4.4% growth from 2005 peak
    - 10.2% higher than 2004 peak

1 2007 figures projected for full-year.
2 LA, Riverside, San Bernardino and Orange counties. US Census Bureau data, in terms of population increase between 2000 and 2005.
3 Moreno Valley, Rancho Cucamonga, Irvine, Lancaster and Fontana. US Census Bureau data, in terms of population percentage increase between 2004 and 2005.

5

EDISON INTERNATIONAL®

SCE Value Driver – Reliability

System Growth

Reliability

Capital Investment

Regulatory Framework

Dependable Earnings

SCE Leadership in Renewable Energy

State law requires that SCE serve 20% of its customers’ electricity needs with renewable energy by 2010

SCE’s current renewable portfolio

– Can deliver more than 2,700 MW of electricity

– In 2006, SCE procured about 13 billion kWh of renewable energy, more than any U.S. utility

– Serves 16–17% of energy needs with renewables

2005 renewable solicitation totals up to 1,889 MW, roughly the equivalent of 2 power plants

Bidder negotiations underway for 2006 solicitation of 10-, 15- and 20- year contracts; intend to finalize by year-end

SCE Signs Largest Wind Energy Contract in U.S. History & Major Solar Energy Contract

• Agreement with Alta Windpower Development LLC

– Secures at least 1,500 MW of power, more than doubling SCE’s wind portfolio

– Projects to be built in the Tehachapi area of CA

• Agreement with Stirling Energy Systems

– Intend to develop 500 – 850 MW of solar power

– 1 MW test facility planned this year

6

SCE Value Driver – Reliability

System Growth → **Reliability** → Capital Investment → Regulatory Framework → Dependable Earnings

SCE Leadership in Securing Long-Term Power Needs



- <u>All-Source RFO</u>
  - Contracts totaling up to 3,450 MW were executed in January 2007
  - Contracts cover 2007 – 2011 and include energy and capacity

- <u>New Generation RFO</u>
  - Solicited up to 1,500 MW of new IPP generation – 1,205 MW has been awarded
  - *Summer 2007 Track*
    - On-line by August 2007
    - NRG received a 10-year PPA to provide 260 MW
    - CPUC approved contract in January 2007
  - *Fast Track*
    - On-line by August 2010
    - Blythe Energy and Competitive Power Ventures each received 10-year PPAs for 490 and 455 MW, respectively
    - CPUC decision expected in September 2007
  - *Standard Track*
    - On-line by August 2013
    - Shortlist notification June 19, 2007
    - Notification of successful offers in January 2008
  - In 10/06, SCE filed a request with the CPUC to enter into contracts for up to 20-years for an additional 500 MW of new capacity
  - CPUC has provided cost recovery assurance

7

EDISON INTERNATIONAL®

SCE Value Driver – Reliability

System Growth

Reliability

Capital Investment

Regulatory Framework

Dependable Earnings

SCE Leadership in Energy Efficiency

• SCE is committed to creating, transmitting and improving end use efficiency of electricity in an environmentally responsible manner

During the past 5 years, SCE has –

– Saved more than 4 billion kWh – enough energy to power 500,000 homes for an entire year

– Reduced greenhouse gas emissions by more than 2 million tons – the equivalent of removing 250,000 cars from the road

• During the next 2 years, SCE will –

– Help customers save an additional 2 billion kWh, reducing greenhouse gas emissions by another 1 million tons

• SCE offers a wide array of energy efficiency and demand response programs which offer financial incentives and/or other benefits for saving energy and shifting usage from on-peak periods

– Time-of-Use (TOU) rates, load management programs and energy management systems (EMS) are some of the many programs offered

• Regulatory mechanisms mitigate the revenue impact of changes in electricity sales

8

SCE Value Driver – Capital Investment

System Growth

Reliability

Capital Investment

Regulatory Framework

Dependable Earnings

• Proposed five-year capital spending plan at approximately $17 billion1 driven by system growth, infrastructure replacement, transmission programs for renewables and advanced metering

• Approximately $4 billion approved for 2006 GRC Cap Ex, SONGS Steam Generators and Gas Peakers

• 2009 CPUC GRC planned to be filed in November 2007 will define the authorized level of capital spend for 2009-2011 $ Billions

4.2

3.5

2.8

2.1

1.4

0.7

0.0

$2.4 $2.8 $3.9 $4.2 $4.0

2007

2008

2009

2010

2011

Current Forecast by Classification

AMI Generation Transmission Distribution Total $% 1.2 7 2.8 16 4.3 25 9.0 52 17.31 100

Current Forecast by Proceeding

CPUC Rate Cases CPUC Project Specific FERC Rate Cases Total $ % 11.1 64 1.9 11 4.3 25

17.31 100

1 Subject to timely receipt of permitting, licensing and regulatory approvals.

SCE Value Driver – Capital Investment

System Growth

Reliability

Capital Investment

Regulatory Framework

Dependable Earnings

• Rate base growth of 12%+ annually from 2006 – 2011 subject to maintaining project permitting and construction schedules, and regulatory approvals

• Increasing rate base primarily from 2009 GRC, new transmission, SONGS SGR and AMI

• Plan to file 2009 GRC Notice of Intent (NOI) in July 2007 and application in November 2007 $ Billions

21.0 18.0 15.0 12.0 9.0 6.0 3.0 0.0

Rate Base

12%+ Annual Growth $20.4 $17.6 $14.5 $10.9 $11.7 $12.7

2006 GRC 1 CPUC Approved

2009 GRC 1

2006 2007 2008 2009 2010 2011

1 Includes impact of 2006 CPUC and 2006 FERC GRC Decisions; forecasted rate base for FERC (2007-2011) and CPUC (2009-2011) subject to regulatory approval.

SCE Value Driver – Capital Investment

System Growth → Reliability → Capital Investment → Regulatory Framework → Dependable Earnings

SCE Leadership in New Transmission to Support System Reliability and Renewable Energy

- *Tehachapi transmission line to interconnect up to 4,500 MW of generation*
- *New transmission needed to strengthen system reliability and access economical power*



NEVADA
CALIFORNIA
ARIZONA
Midway (PG&E)
Tehachapi
Windhub
SCE Service Territory
Las Vegas
Eldorado
Antelope
Palmdale
Lugo
Vincent
Mohave
Santa Clarita
Pardee
Rancho Vista
Mira Loma
Devers
Serrano
Palm Springs
Phoenix
Los Angeles
Valley
Santa Ana
Palo Verde
San Diego
Existing 500kV
DPV2 & Rancho Vista 500kV
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV

Project Name	Phase	In-Service	2007-2011 (Millions) 1)
Renewables			
Tehachapi Segments 1 - 3	Licensing Ending	2008 - 2009	255
Tehachapi Segments 4 - 11	Licensing Starting	2011 - 2013	1,504
Other Renewable Projects	Licensing Starting	Various	343
Total Renewables			**2,102**
Reliability			
Rancho Vista Substation	Construction	2009	213
Other Reliability Projects	Various	Various	1,351
Total Reliability			**1,564**
Economics			
DPV2	Licensing Ending	2009	**587**
GRAND TOTAL			**4,253**

1 Part of the $4,253 million spend may shift to 2012-2014 if licensing delays occur.

11

EDISON INTERNATIONAL®

SCE Value Driver – Capital Investment

System

Growth

Reliability

Capital Investment

Regulatory Framework

Dependable Earnings

• SCE Responds to Peak Demand by Adding 5 Peakers by Summer 2007

• CPUC Approved SONGS 2 & 3 Steam Generator Replacement (SGR)

Five “Black Start” Peakers

• Initiated in August 2006 at the CPUC’s request

• Capital Investment approximately $250 million – about $150 million remaining in 2007

• First expected in-service by August 1, 2007

San Onofre Nuclear Generation Station

• 2,150 MW total (SCE share 78.21%)

• Unit 2 SGR in service 2010 and Unit 3 SGR in service 2011

• $ 0.5 billion - SGR project costs (SCE share) for 2007-2011

SCE Value Driver – Capital Investment

System Growth → Reliability → **Capital Investment** → Regulatory Framework → Dependable Earnings

SCE Leadership in Advanced Metering Infrastructure (AMI) Initiative

	2005	2006	2007	2008	2009	2010	2011	2012	2013
Revised Schedule[1]		Design Phase	Pre-Deployment Phase	Deployment Phase					

AMI Initiative Ahead of Schedule

- Pre-Deployment, which began in January 2007, includes Field Testing with 5,000 homes and small businesses
- Full deployment, planned for 2008 - 2012 for about 5 million residential and small commercial customers, is one year ahead of the initial schedule
- Capital investment preliminarily estimated at approximately $1.2 billion through deployment

AMI RFP – Vendor Candidates

- Received bids from meter manufacturers and communications infrastructure vendors; intend to select vendor(s) by year-end
- SCE's advanced generation meter will provide enhanced capabilities, such as measuring energy usage by the hour vs. the month
  - Meter Candidates: Echelon, GE, Itron, Landis + Gyr, Sensus
- Communications Infrastructure is critical to providing a link to other household devices such as personal computers, smart thermostats and appliances of the future
  - Communications Infrastructure Candidates: Cellnet, Eka Systems, Itron, Sensus, Trilliant

1 Subject to CPUC Approval.

13

EDISON INTERNATIONAL

Regulatory

Framework

Dependable Earnings

California’s Regulatory Framework has been Strengthened to Support Growth, Reliability Needs and Mitigate Risks of Volatile Commodity Prices

Rate Base and Operations

• General Rate Case (GRC), provides three-year forward looking rate-setting mechanism based on forecast spending; has been affirmed twice

• 2006 GRC Decision approved majority of capital requests and operating expenses

• 2006 GRC Decision results in increased depreciation providing annual cash flow of about $1 billion for 2006-2008

• Plan to file 2009 GRC NOI in July 2007 and application in November 2007

Investors’ Return

• 2006 Cost of Capital (COC) Decision

• 48% common equity

• 11.6% return on common equity (ROCE)

• Received final CPUC decision in August 2006, allowing SCE to retain its current COC and

ROCE for 2007

• 2008 COC application expected to be filed in May 2007 with new COC effective January 2008

Procurement Cost

• Energy Resources Recovery Account (ERRA) and related Trigger Mechanism provides timely recovery of procurement costs and mitigates energy price exposure (AB 57 protections)

Customer Rates

• A 6% residential rate hike was eliminated due to lower-than-forecast 2006 fuel and purchase-power costs and higher-than-forecast 2006 electricity sales during hotter-than-normal summer months.

Edison Mission Group (EMG)

Coal Generation

Operational/Marketing/ Trading Capabilities

Cash Position

Growth Opportunities

A Competitive Power Generation Company

EMG – Generation Portfolio

Coal Generation

Operational/Marketing/ Trading Capabilities

Cash Position

Growth Opportunities

Strong Operating Platform & Expanding Growth Opportunities

Washington

March Point 70 MW

California

KRCC 150 MW

Sycamore 150 MW

Midway Sunset 113 MW

Watson 189 MW

Sunrise 286 MW

Westside 76 MW

New Mexico

San Juan Mesa 90 MW

Iowa

Storm Lake 109 MW

Hardin/Crosswinds1 36 MW

Minnesota

Misc. Wind 75 MW

Jeffers1 50 MW

Illinois

MWGen 5,613 MW

305 MW

Pennsylvania

Homer City 1,884 MW

West Virginia

Ambit 40 MW

Oklahoma

Sleeping Bear1 95 MW

Texas

Wildorado1 161 MW

1 Under construction.

2 Includes Doga (144 MW), and Huntington (9 MW) biomass projects.

(MW) (%)

Coal 7,537 78%

Gas / Oil 1,339 14%

Wind 616 6%

Other 2 153 2% 9,645 100%

EMG Key Value Drivers

Coal Operational/Marketing/ Cash Growth Generation Trading Capabilities Position Opportunities

Low-cost Coal Generation Driver to Strong EBITDA

• EMG Adjusted EBITDA in excess of $1 billion for last two years, also forecasted for 2007 1

Strong Operational and Marketing/Trading Capabilities

• Effective management of fuel, transportation, and emissions to protect gross margins

• More efficient and expanding market/hedging opportunities

• Experienced/value adding trading business

• Long-term environmental plan for Midwest Generation

EMG Cash Position2 – $2.2 Billion

• Intend to payoff/refinance high interest rate MEHC notes ($800 million)

• $ 1 billion of credit facilities supports hedging program

• Expanding capital expenditures – up to $1.1 billion over next 3 years

Expansion and Diversification Goals

• Larger scale and operational efficiencies

• Greater diversification of generation technology and fuel type

• Bias towards development, contract vs. merchant, low emission technologies

• Focus areas – renewables, natural gas, IGCC

1	See appendix for non-GAAP reconciliation. 2007 adjusted EBITDA calculation based on the mid-point of the EMG guidance range.
2	Cash and short-term investments

EMG Hedging Status

Coal Generation → Operational/Marketing/ Trading Capabilities → Cash Position → Growth Opportunities

Hedging Manages Earnings Variability
Gross Margin for 2007 and 2008 Significantly Hedged

As of December 31, 2006[1]	2007	2008	2009
Midwest Generation			
Electricity Hedge Contracts (TWh)			
Energy Only Contracts	16.3	10.9	2.0
Load requirements service contracts (estimated)	8.5	6.2	1.8
Total estimated megawatts hours under contract	24.8	17.1	3.8
Average Energy Price ($/MWh)			
Energy Only Contracts	$48.39	$61.33	$60.00
Load requirements service contracts (estimated)	$64.13	$64.01	$63.65
Coal Requirements Under Contract (millions of tons)[1]	17.2	14.6[1]	11.7[1]
Homer City			
Electricity Hedge Contracts (TWh)			
Energy Only Contracts	7.6	7.2	2.0
Average Energy Price ($/MWh)	$64.35	$60.85	$71.05
Coal Requirements Under Contract (millions of tons)[1]	5.2	2.1[1]	0.8[1]

1 The amount of coal under contract in tons is calculated based on contracted tons and applying a 8,800 British Thermal Unit equivalent and a 13,000 British Thermal Unit equivalent for Midwest Generation (MWG) and Homer City, respectively. Subsequent to year end 2006, MWG contracted for the purchase of additional coal in the amount of 9 million tons for 2008 and 6 million tons each for 2009 and 2010 and these are included in the totals above.

18

EDISON INTERNATIONAL®

EMG – Operational, Marketing and Trading Capabilities

Coal Generation → Operational/Marketing/ Trading Capabilities → Cash Position → Growth Opportunities

Edison Mission Marketing and Trading (EMMT)
- **Significantly Lengthened Hedge Duration in the Past Year**
- **Provides Significant Incremental Income from Trading Activity**

- ***Maximize Forward Sales Opportunities as Markets Evolve***
  - Originally focused on bilateral agreements
  - Market transitioning to bilateral agreements without collateral requirements
  - Illinois BGS Auction (winning supplier: 17- and 29- month tranches)
  - Expanding trading and hedging footprint beyond PJM
  - RPM settlement provides new option to sell capacity for 3-year period

- ***EMMT Provides Opportunistic Trading Revenues***
  - Leverage knowledge gained from managing merchant coal fleet
  - Trading primarily transmission congestion products and electricity basis spreads



($Millions pre-tax)
200
150
100
50
0
$23
$195
$130
2004
2005
2006
EMMT Trading Revenue

19

EDISON INTERNATIONAL

Midwest Gen Environmental Agreement

Coal Operational/Marketing/ Cash Growth Generation Trading Capabilities Position Opportunities

Provides Reasonable Certainty of Amount & Timing of Emission Reductions through 2018.

• Comprehensive agreement addresses mercury, NOx, and SO2 emissions

• Achieves specified emission reductions through retrofits or unit shutdowns

– Mercury – 90% removal by 2015

– NOx – emissions of 0.11 lbs. per million Btus by 2011 (66% reduction)

– SO2 – emissions of 0.11 lbs. per million Btus by 2019, with interim step downs (78% reduction)

• Helps continue good relationships with key constituents and regulators and supports growth

– Agreement supported by Gov. Blagojevich, City of Chicago, and several influential environmental and community groups

– Illinois EPA assistance with IGCC and wind development, permit approvals

• Emission credit selling allowed

• Agreement filed under Illinois State Implementation Plan of CAIR

Environmental Compliance

Coal Operational/Marketing/ Cash Growth Generation Trading Capabilities Position Opportunities

EMG Environmental Compliance Plan Allows Assessment of Market Conditions before incurring Capital Expenditures MWG Compliance Plan Homer City Compliance Plan

Phase 1 – Reduction of Mercury Emissions • PA State Implementation Plan for CAMR and CAIR adopted

• Installation of Activated Carbon Injection (ACI) technology by July 2009

• Estimated cost approx. $60 million

Phase 2 – Reduction of NOx Emissions

• Installation of primarily Selective Catalytic Reduction (SCR) systems by the end of 2011

• Estimated cost approx. $450 million

Phase 3 – Reduction of SO2 Emissions

• Flue Gas Desulfurization (FGD) technology

• Estimated cost approx. $2.2 – $2.9 billion

Shutdown of Small Units

• Waukegan 6 (100 MW) – by end of 2007

• Will County 1 & 2 (310 MW) – by end of 2010

• Homer City will comply with 2010 phase of mercury requirements by installing ACI on Units 1 & 2

• Evaluating compliance approaches for 2015 phase

Wind Energy Development Strategy & Portfolio

Coal Operational/Marketing/ Cash Growth Generation Trading Capabilities Position Opportunities

Wind Energy Development Strategy

Strategic Importance to Growth Plan Wind Energy Provides Attractive Opportunities

• Contributes to portfolio diversification

• Objective is to attain national scope and leadership scale

• Leverages successful wind energy experience to date

• Growing RPS requirements and national desire for renewables

• Production tax credits

• Accelerated depreciation (MACRS) over 5 yrs.

• Mainly long-term contracts for output

Wind Project Portfolio & Development Pipeline

No. of Projects Size (MW) Projects

In-Service 9 274 Under Construction 5 342

Total Projects 14 616 Development Pipeline 1 29 2,614

Turbines

Purchased 637 2 Signed Letter of Intent 650

Total 1,287

1 Exclusive development agreements.

2 102 MW subject to right of first refusal.

• Pipeline of 2,600 MWs under exclusive development agreements

• Extensive prospect list supports further growth of development pipeline

• Purchased 637 MW of turbines for 2007 and 2008 delivery

• Arranging for purchases of additional turbines of 650 MW or more to meet expanding 2008 and 2009 pipeline

EMG’s Wind Projects and Pipeline

Coal Generation

Operational/Marketing/ Trading Capabilities

Cash Position

Growth Opportunities

• EMG’s Wind Business Currently in 14 States & Rapidly Growing

• Diversified by Region, Power Markets & Wind Regimes

Minnesota

• In-Service – 75 MW

• Construction – 50 MW

• Pipeline – 169 MW

Wyoming

• Pipeline – 142 MW

Utah

• Pipeline – 90 MW

New Mexico

• In-Service – 90 MW

• Pipeline – 60 MW

Iowa

• In-Service – 109 MW

• Construction – 36 MW

Wisconsin

• Pipeline – 100 MW

Illinois

• Pipeline – 350 MW

Maine

• Pipeline – 90 MW

New York

• Pipeline – 130 MW

Pennsylvania

• Pipeline – 127 MW

Maryland

• Pipeline – 80 MW

West Virginia

• Pipeline – 345 MW

Oklahoma

• Construction – 95 MW

• Pipeline – 300 MW

Green – In Service – 274 MW Red – Construction – 342 MW Black – Pipeline – 2,613 MW

Texas

• Construction – 161 MW

• Pipeline – 630 MW

EMG – Thermal Generation Opportunities

Coal Operational/Marketing/ Cash Growth Generation Trading Capabilities Position Opportunities

Thermal Generation Opportunities

Recontracting Projects

Natural Gas-Fired Development

Natural Gas Acquisition

Recontracting Existing “Big Four” Gas Assets (602 MW)

– Kern River – 5-year market-rate contract approved by CPUC in May 2006

– Sycamore – PPA to December 2007

– Watson – PPA to April 2008

– Midway-Sunset – PPA through May 2009

Thermal Development (1,000 MW)

– Walnut Creek – 500 MW, Preliminary Determination Of Compliance (PDOC) received form California Energy Commission. Engineering work in progress

– Sun Valley – 500 MW, PDOC pending, engineering work in progress

– Opportunity to submit bids into SCE standard track solicitation

Potential Gas Development or Acquisition

– Will be selective and disciplined

– Some regions showing developing capacity markets and higher spark spreads

– Assets complement proven EMG marketing and trading skills

– Bid on two recent CCGT transactions

EMG – IGCC Projects

Coal Operational/Marketing/ Cash Growth Generation Trading Capabilities Position Opportunities

IGCC, with Carbon Sequestration, is a Key Element in EMG’s Growth Platform

California

Illinois

Other States

EMG/BP hydrogen power project (400 – 450 MW)

– Petroleum coke fuel, with approx. 90% of CO2 removed and used for enhanced oil recovery

– Awarded $90 million tax credit through the DOE

– Conducting engineering studies

– Goal to file application with California Energy Commission by year-end

– Target operating date: 2012 - 2013

Agreement with Illinois Environmental

Projection Agency to pursue IGCC Opportunities

Actively seeking complementary projects

Performance

Balance Sheet Strength

Growth

Dividends

Shareholder Returns

Year to Date Performance Through December 31, 2006

Edison International – Earnings Performance

	Year Ended December 31,
Earnings (Loss) Per Common Share (Unaudited)		2006	2005	Change
Southern California Edison Company		$1.89	$1.82	$0.07
Edison Mission Group:
Mission Energy Holding Company	1.03	1.17	(0.14)
Edison Capital	0.27	0.25	0.02
Edison Mission Group Total	1.30	1.42	(0.12)
EIX (Parent) and Other		(0.12)	(0.11)	(0.01)
EIX Consolidated Core Earnings	3.07	3.13	(0.06)
Non-core items:
SCE – Regulatory and tax items	0.40	0.36	0.04
SCE – Generator settlement / refund incentive	0.09	0.04	0.05
MEHC – March Point impairment			(0.10)	0.10
MEHC – Early debt retirements		(0.28)	(0.05)	(0.23)
Discontinued operations	0.30	0.09	0.21
Total Non-core Items	0.51	0.34	0.17
Total EIX Consolidated Earnings		$3.58	$3.47	$0.11

Edison International – Earnings Performance

	Year Ended December 31,
Core Earnings (Loss) (in millions) (Unaudited)	2006	2005	Change
Southern California Edison Company	$618	$595	$23
Edison Mission Group:
Mission Energy Holding Company	336	381	(45)
Edison Capital	88	82	6
Edison Mission Group Total	424	463	(39)
EIX (Parent) and Other	(27)	(31)	4
EIX Consolidated Core Earnings	1,015	1,027	(12)
Non-core items:
SCE – Regulatory and tax items	130	116	14
SCE – Generator settlement / refund incentive	28	14	14
MEHC – March Point impairment	—	(34)	34
MEHC – Early debt retirements	(90)	(15)	(75)
Earnings from discontinued operations	97	30	67
Cumulative effect of change in accounting principle	1	(1)	2
Total Non-core Items	166	110	56
Total EIX Consolidated Earnings	$1,181	$1,137	$44

Edison International – EMG Operating Performance Update

	2006	2005	Change	%
Midwest Generation
Generation (in TWhs)	28.9	31.0	(2.1)	(6.8%)
Equivalent Availability	79.3%	79.6%	(0.3%)
Forced Outage Rate (EFOR)	7.9%	7.8%	0.1%
Average Cost of Fuel ($/MWh)	13.19	12.40	0.79	6.4%
Flat Energy Price – Nihub($/MWh)	41.42	46.39	(4.97)	(10.7%)
Average Realized Energy Price ($/MWh)	46.19	45.55	0.64	1.4%
Homer City
Generation (in TWhs)	12.3	13.6	(1.3)	(9.6%)
Equivalent Availability	81.9%	85.2%	(3.3%)
Forced Outage Rate	13.5%	4.8%	8.7%
Average Cost of Fuel ($/MWh)	23.05	21.08	1.97	9.3%
Flat Energy Price – PJM West Hub($/MWh)	51.08	60.92	(9.84)	(16.2%)
Flat Energy Price – HC Busbar($/MWh)	45.15	54.80	(9.65)	(17.6%)
Flat Energy Price – PJM West Hub minus
HC Busbar ($ /MWHr) – Basis	5.93	6.12	(0.19)	(3.1%)
Average Realized Energy Price ($/MWh)	48.02	45.05	2.97	6.6%

Edison International – Earnings Guidance

	2007 Guidance
	Affirmed 02/28/07
Core Earnings:
• SCE	$1.97	$2.07
• EMG	1.21	1.51
• EIX Holding Co.	(0.13)
Core	$3.05	$3.45
Non-Core Earnings:
• SCE		-
• EMG		-
Total	$3.05	$3.45

Appendix

Edison International – Non-GAAP Reconciliation

	Year Ending December 31
	2005	2006	2007
Core Earnings:
•SCE	$1.82	$1.89	$1.97	–	$2.07
•EMG	1.42	1.30	1.21	–	1.51
•EIX Holding Co.	(0.11)	(0.12)	(0.13)
Core	$3.13	$3.07	$3.05	–	$3.45
Non-Core Items:
•SCE – Regulatory and tax items	0.36	0.40		—
•SCE – Generator settlement / refund incentive	0.04	0.09		—
•EMG – March Point impairment	(0.10)	?		—
•EMG – Early debt retirements	(0.05)	(0.28)		—
•EMG – Discontinued operations 1	0.09	0.30		—
Total	$3.47	$3.58	$3.05	–	$3.45

1 Primarily relates to Lakeland distribution.

Edison Mission Group – Adjusted EBITDA

($ Millions)	2005	2006	2007
	Actual	Actual		Forecast
Net Income		$443		$432	$444	1
Addback (Deduct):
Cumulative effect of change in accounting, net of tax		1		(1)	—
Discontinued operations		(30)		(97)	—
Income (loss) from continuing operations	414	334		444
Interest expense	435	409		375
Interest income		(74)		(118)	(71)
Income taxes (benefits)	163	154		196
Depreciation and amortization	147	157		180
EBITDA	1,085	936		1,124
Production tax credits		8		17	38
Discrete items:
Loss on lease, asset impairment and other		7		—	—
Impairment of equity method investment		55		—	—
Gain on sale of assets		—		(22)	—
Loss on early extinguishment of debt		25		146	—
Adjusted EBITDA	1,180	1,077		1,162

1 Represent the mid-point of the EMG guidance range.

EMG – Liquidity Profile

Available Liquidity

($ millions)

Sources 12/31/05 12/31/06

EME Revolver $98 $473

MWG Revolver 325 495

Cash & Short term 1,869 2,181 investments¹

$2,292 $3,149

• $1 billion of credit facilities between MWG and EME

• During 2007, cash is expected to decline primarily from funding of new investments

1 Excludes $698 million and $73 million of cash collateral held by counterparties at 12/31/05 and 12/31/06, respectively.

EMG – Capital Expenditures

Planned Expenditures1

2007 - 2009

Plant/Corporate Capex Plan Environmental Plan Growth Commitments $ Millions

700 600 500 400 300 200 100 0

Potential Expenditures (2007 – 2009)

• Additional growth opportunities

• Additional wind turbines

• Balance of plant costs for purchased wind turbines

Potential Expenditures After 2009

• Midwest Gen environmental spending plan

• Evaluating FGD installation at Homer City

• Additional growth opportunities

2007 2008 2009 $1,046 Million

1 Subsequent to December 31, 2006, EMG has entered into an agreement to purchase 60 additional wind turbines (150 MW) and a letter of intent to purchase 300 additional wind turbines (630 MW) for delivery in 2008 and 2009. The purchase of these turbines is subject to completion of a definitive turbine purchase agreement and would total $875 million if the maximum number of turbines is purchased. Turbine costs do not include the cost to complete construction.

EMG/BP – Carson Hydrogen Power Project Overview

• Provides up to 500 MW of new, clean generating capacity for southern California

• Captures 4 million tons of CO2 per year

- Petroleum coke converted to hydrogen and CO2 – about 90% of the CO 2 captured

- Hydrogen gas used to fuel gas turbines to generate electricity

- Captured CO2 transported by pipeline to oilfields and injected into rock formations, stimulating additional oil production and permanently trapping the CO 2

Electricity Grid

Low Carbon Electricity

Carbon Capture

Gasification

Fuel (Petroleum Coke)

Hydrogen Power Station

H2 Purification

To Refinery

Refueling Station

CO2

Oil

Enhanced oil recovery with permanent CO2 storage in rock formation

Renewable Portfolio Standards (RPS)

15%
(2020)
					40%
		15%
			25%	10%	(2017)
		(2015)
			(2025)	(2013)
			10%		MA 4% (2009)
			(2015)		RI 16% (2020)
				25%(2013)
					CT 10% (2010)
			10%
20%				18%(2020)	NJ 22.5% (2020)
			(2010)
(2015)			8%
		10%			DE: 10% (2019)
			(2013)
20%		(2015)			MD: 7.5% (2019)
(2010)
					DC: 11% (2020)
	15%
	(2025)	10%
20%		(2011)
(2020)
		20%
		(2015)

State RPS

Goal

State RPS requirements are increasing demand for renewable generation, especially wind.

Sources: Database of State Incentives for Renewable Energy (DSIRE) and the Union of Concerned Scientists